UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 2, 2015

Ares Dynamic Credit Allocation Fund, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-35738	45-4969053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars

12th Floor

Los Angeles, California 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 201-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) (NYSE: ARDC) announced that on April 2, 2015 the Board of the Fund approved certain changes that broadened the scope of investments that may be included in the Fund’s portfolio as part of the primary strategies used to seek the Fund’s investment objective in order to provide the Fund’s investment adviser with increased flexibility in pursuing the Fund’s investment objective.  Specifically, in addition to its current primary investments, the Fund may initiate investments, or increase its investments, in (i) asset-backed securities and (ii) derivatives representing fixed-income securities. The Fund also plans to seek to amend its fundamental investment restrictions.  If the Fund’s stockholders approve these proposed amendments, the Fund will be permitted to invest in debt and equity securities issued by entities commonly referred to as collateralized loan obligations (“CLO Securities”) of any rating, including CLO Securities rated below investment grade.

Based on these changes, the Fund will seek to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans (“Senior Loans”) made to companies whose debt is rated below investment grade, (ii) corporate bonds (“Corporate Bonds”) that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) certain CLO Securities and other asset-backed securities. If the Fund’s fundamental investment restrictions are amended as proposed, investments in any type of CLO Securities would be permitted as part of this strategy, including equity CLO Securities and CLO Securities rated below investment grade.

In addition, the Fund is also augmenting its other investment strategies to include the flexibility to invest a significant amount of its capital in debt securities issued by issuers domiciled in Europe and to invest in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings (“Stressed Issuers”).

To the extent the Fund invests more of its assets in the types of investments noted above, it may have greater exposure to the risks associated with investment in those securities and financial instruments.  See “Risk Factors” below. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.  The Fund expects that its allocation to different types of investments and financial instruments will change over time based on market conditions, the current views of its investment adviser, Ares Capital Management II LLC (the “Adviser”), and other factors.

The Board of Directors of the Fund approved the changes to the Fund’s investment strategies based on representations from the Fund’s investment adviser that these changes have the potential to benefit the Fund and its stockholders.

Risk Factors

CLO Securities Risk.    CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of CLO Securities are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk.     Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Below Investment Grade Rating Risk.     Debt instruments that are rated below investment grade are often referred to as “high yield” securities or “junk bonds.” Below investment grade Senior Loans, high yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade Corporate Bonds and Senior Loans and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a Corporate Bond and Senior Loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade Corporate Bonds and Senior Loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such Corporate Bonds, Senior Loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade Corporate Bonds and Senior Loans and similar instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in Senior Loans and Corporate Bonds, and may invest in Subordinated Loans and other debt instruments, including securities of Stressed Issuers, rated in the lower rating categories (“Caa1” or lower by Moody’s, “CCC+” or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. See “Special Situations and Stressed Investments Risk.”

Special Situations and Stressed Investments Risk.     Although investments in debt and equity securities and other obligations of Stressed Issuers (“Special Situation Investments”) may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in a Stressed Issuer when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Eurozone Risk.     Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and European Union and/or Eurozone exists could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund’s securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund.

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Fund or a solicitation of any vote or approval on any change to the Fund’s fundamental investment restrictions.   Any such solicitation will be made by a proxy statement containing important information about the Fund, which investors are urged to read carefully in its entirety when it becomes available. When available, the proxy statement, and any other relevant documents, will be accessible, free of charge, on the SEC’s website at www.sec.gov, or by calling 1-877-855-3434. Investors may obtain more detailed information regarding the direct and indirect interests of the Fund’s directors, officers and employees, and other persons by reading the proxy statement filed with the SEC, when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

Date: April 8, 2015	By:	/s/ Daniel J. Hall

	Name:	Daniel J. Hall

	Title:	Secretary